                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of
NYFIX, Inc. on Form S-3 of our report dated March 8, 2002 (March 14, 2002 as to
Note 21) appearing in the Annual Report on Form 10-K of NYFIX, Inc. for the year ended December 31, 2001, and to the reference to us under the heading "Experts"
in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Stamford, Connecticut
May 14, 2002